Exhibit 99

Investors and Media: Chris Oltmann (818) 532-3708

Velocity Financial, Inc. Reports

First Quarter 2025 Results

First Quarter Highlights:

•	Net income of $18.9 million, up 9.5% from $17.3 million for 1Q24. Diluted EPS of $0.51, up $0.02 from $0.49 per share for 1Q24

•	Core net income(1) of $20.3 million, an increase of 11.0% from $18.2 million for 1Q24. Core diluted EPS(1) of $0.55, up from $0.51 per share for 1Q24

•	Record loan production of $640.4 million in UPB, a 13.7% and 69.1% increase from 4Q24 and 1Q24, respectively

•	Nonperforming loans (NPL) as a percentage of HFI(2) loans were 10.8%, relatively consistent with 10.7% as of December 31, 2024, and 10.1% as of March 31, 2024, respectively

•	Resolutions of NPL and real estate owned (REO) totaled $76.4 million in UPB

•	Realized gains of $1.9 million or 102.4% of UPB resolved

•	Portfolio net interest margin (NIM) of 3.35%, a decrease of 35 bps from 3.70% for 4Q24 and flat compared to 3.35% for 1Q24. NIM in 4Q24 included higher cash interest received on nonperforming loans.

•	Completed the VCC 2025-1 securitization totaling $342.8 million of securities issued

•	Collapsed the VCC 2023-1R securitization, which released $52.6 million of marketable retained securities after paying off the associated debt

•	Liquidity(3) of $75.6 million and total available warehouse line capacity of $238.2 million as of March 31, 2025

•	Recourse debt to equity ratio of 1.5x, compared to 1.4x as of March 31, 2024

•	Issued 1.6 million common shares, realizing net proceeds of $28.8 million through Velocity’s At The Market (ATM) offering program at an accretive to book value weighted average price of $18.35

•	GAAP Book value per common share of $16.19 as of March 31, 2025, a 15.6% increase from $14.01 as of March 31, 2024

(1)	Core income and Core EPS are non-GAAP financial measures that exclude nonrecurring and unusual activities from GAAP net income.
(2)	Held for Investment (HFI) includes the unpaid principal balance of loans carried on an amortized cost basis and loans carried at fair value (FVO).
(3)	Liquidity includes unrestricted cash reserves of $51.7 million and available liquidity in unfinanced loans of $23.9 million.

First Quarter 2025 Results

Westlake Village, CA – May 1, 2025 – Velocity Financial, Inc. (NYSE: VEL) (Velocity or the Company), a leader in business purpose loans, reported net income of $18.9 million and core net income of $20.3 million for 1Q25, compared to net income of $17.3 million and core net income of $18.2 million for 1Q24. Earnings and core earnings per diluted share were $0.51 and $0.55, respectively, for 1Q25, compared to $0.49 and $0.51 for 1Q24.

“We began 2025 with tremendous momentum, delivering a new record for quarterly production volume and solid earnings,” said Chris Farrar, President and CEO. “Velocity’s first quarter 2025 results were driven by higher portfolio net interest income and noninterest income from our growing production volume. Financing demand remained strong during the quarter, in both the traditional commercial and 1-4 family residential rental property markets, as investors continued to see considerable value in smaller commercial properties. For the foreseeable future, we expect investor loan demand to remain solid. We also continue to be opportunistic in seeking opportunities that would allow Velocity to leverage its core lending expertise and platform to expand into other lending markets. Despite the recent market volatility, we remain confident in Velocity’s long-term growth prospects and our ability to sustain profitable market share growth”.

First Quarter Operating Results

KEY PERFORMANCE INDICATORS
($ in thousands)	1Q 2025	1Q 2024	$ Variance	% Variance
Pretax income	$26,894.2	$23,235.9	$3,658.3	15.7%
Net income	$18,887.2	$17,251.0	$1,636.2	9.5%
Diluted earnings per share	$0.51	$0.49	$0.02	5.4%
Core pretax income	$27,133.1	$23,153.5	$3,979.6	17.2%
Core net income(a)	$20,253.3	$18,249.5	$2,003.9	11.0%
Core diluted earnings per share(a)	$0.55	$0.51	$0.04	6.8%
Pretax return on equity	20.11%	20.76%	n.a.	(3.2)%
Core pretax return on equity(a)	20.29%	20.69%	n.a.	(1.9)%
Net interest margin - portfolio	3.35%	3.35%	n.a.	(0.1)%
Net interest margin - total company	2.88%	2.83%	n.a.	1.5%
Average common equity	$534,940.4	$447,612.7	$87,327.6	19.5%

(a)	Core income, core diluted earnings per share and core pretax return on equity are non-GAAP measures. Please see the reconciliation to GAAP net income at the end of this release.

n.a.- not applicable

Discussion of results:

•	Net income for 1Q25 was $18.9 million, compared to $17.3 million for 1Q24

•	Driven by record production volume and strong portfolio earnings

•	Core net income was $20.3 million, compared to $18.2 million for 1Q24

•	1Q25 core adjustments included incentive compensation expenses and costs related to the Company’s employee stock purchase plan (ESPP)

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First Quarter 2025 Results

•

Portfolio NIM for 1Q25 was 3.35%, essentially flat to 3.35% for 1Q24. Consistently strong NIM levels have resulted from rate discipline on record new loan production, with average loan coupons of 10.8% on loans produced over the last five quarters.

TOTAL LOAN PORTFOLIO
($ of UPB in millions)	1Q 2025	1Q 2024	$ Variance	% Variance
Held for Investment
Investor 1-4 Rental	$2,799.5	$2,336.7	$462.8	19.8%
Mixed Use	605.7	494.7	111.0	22.4%
Multi-Family	397.8	323.4	74.5	23.0%
Retail	522.4	378.0	144.4	38.2%
Warehouse	367.3	295.5	71.8	24.3%
Office	421.4	282.5	138.9	49.2%
All Other	330.9	170.8	160.1	93.8%

Total	$5,445.0	$4,281.5	$1,163.5	27.2%

Held for Sale
Investor 1-4 Rental	$—	$—	$—	n.m.
Government Insured Multifamily (CHHC)	4.9	—	4.9	n.m.
Multi-Family	—	—	—	n.m.
Warehouse	—	—	—	n.m.
All Other	—	—	—	n.m.

Total Managed Loan Portfolio UPB	$5,449.9	$4,281.5	$1,168.4	27.3%

Key loan portfolio metrics:
Total loan count	13,858	11,013
Weighted average loan to value	66.1%	67.6%
Weighted average coupon	9.59%	9.07%
Weighted average total portfolio yield	9.11%	8.71%
Weighted average portfolio debt cost	6.23%	5.93%

n.m. - non meaningful

Discussion of results:

•	Velocity’s total loan portfolio was $5.4 billion in UPB as of March 31, 2025, an increase of 27.3% from $4.3 billion in UPB as of March 31, 2024

•	Primarily driven by 19.8% Y/Y growth in loans collateralized by Investor 1-4 Rental properties and 93.8% Y/Y growth in loans collateralized by “Other” commercial properties

•	Loan prepayments totaled $196.0 million in UPB, down 3.5% from $203.2 million for 4Q24, and an increase of 37.2% from $142.9 million for 1Q24

•	The UPB of fair value option (FVO) HFI loans was $3.1 billion, or 57.7% of total loans, as of March 31, 2025, an increase from $1.6 billion in UPB, or 36.8% as of March 31, 2024

•	The weighted average portfolio loan-to-value ratio was 66.1% as of March 31, 2025, down from 67.6% as of March 31, 2024, and below the five-quarter trailing average of 66.9%

•	The weighted average total portfolio yield was 9.11%, an increase of 40 bps from 1Q24, primarily driven by higher loan coupons on record levels of new HFI loan production

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First Quarter 2025 Results

•	Portfolio-related debt cost was 6.23%, an increase of 30 bps from 1Q24, driven by higher warehouse financing utilization and securitized debt costs

LOAN PRODUCTION VOLUMES
($ in millions)	1Q 2025	1Q 2024	$ Variance	% Variance
Investor 1-4 Rental	$266.6	$167.1	$99.6	59.6%
Traditional Commercial	324.8	166.6	158.2	94.9%
Short-term	44.1	45.0	(0.9)	(1.9)%
Government Insured Multifamily (CHHC)	4.9	—	4.9	n.m.

Total loan production	$640.4	$378.7	$261.8	69.1%

Acquisitions	$—	$12

n.m. - non meaningful

Discussion of results:

•	Loan production totaled $640.4 million in UPB, a 69.1% increase from $378.7 million for 1Q24, which is a new record for the highest quarterly production volume in the Company’s history

•	1Q25 production volume was driven by demand for Traditional Commercial financing, which increased 94.9% from 1Q24, in addition to a 59.6% Y/Y increase in long-term financing for Investor 1-4 rentals

•	The weighted average coupon (WAC) on 1Q25 HFI loan production was 10.5%, a decrease of 60bps from 11.1% for 1Q24 as we maintained our spreads due to a drop in our marginal securitization cost of funds

•	Government-insured Multifamily loans are originated by our subsidiary Century Health & Housing Capital and the GNMA securities are sold to investors for cash gains shortly after closing

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First Quarter 2025 Results

HFI PORTFOLIO CREDIT PERFORMANCE INDICATORS
($ in thousands)	1Q 2025	1Q 2024	$ Variance	% Variance
Nonperforming loans(a)	$587,811.0	$432,560.2	$155,250.8	35.9%
Total HFI loans	$5,445,014.7	$4,281,533.3	$1,163,481.4	27.2%
Nonperforming loans % total HFI loans	10.8%	10.1%	n.a.	6.9%
Average nonperforming loans subject to CECL reserve (b)	$297,379.8	$321,442.0	$(24,062.2)	(7.5)%
Loan loss reserve	$5,016.8	$5,266.7	$(249.9)	(4.7)%
Total charge offs	$1,029.1	$504.0	$525.1	104.2%
Charge-offs as a % of avg. nonperforming CECL loans(c)	1.4%	0.6%	n.a.	120.7%
Gain/(Loss) on REO
Gain on transfer to REO	$2,834.0	$1,160.0	$1,674.0	144.3%
REO valuations, net	$(2,073.2)	$285.8	$(2,359.0)	(825.5)%
Gain (loss) on sale of REO	$300.1	$(1,721.8)	$2,021.8	(117.4)%

Total gain (loss) on REO	$1,060.8	$(276.0)	$1,336.9	n.m.

(a)	Total HFI nonperforming/nonaccrual loans include loans 90+ days past due, loans in foreclosure, bankruptcy and on nonaccrual.
(b)	Reflects monthly average nonperforming loans held for investment, excluding FVO loans, during the period.
(c)	Reflects the annualized quarter-to-date charge-offs to average nonperforming loans for the period.

n.a.- not applicable

n.m. - non meaningful

Discussion of results:

•	Nonperforming loans (NPL) totaled $587.8 million in UPB as of March 31, 2025, or 10.8% of loans HFI, compared to $432.6 million and 10.1% as of March 31, 2024

•	Charge-offs for 1Q25 totaled $1,029.1 thousand, compared to $504.0 thousand for 1Q24, mainly due to one large loss on a loan

•	The trailing five-quarter charge-off average was $559.2 thousand

•	Total gain on REO was $1.1 million, compared to a loss of $0.3 million for 1Q24, driven by gains on loans transferred to REO

•	The loan loss reserve totaled $5.0 million as of March 31, 2025, a 4.7% decrease from $5.3 million as of March 31, 2024

•

The CECL reserve rate was 0.22% (CECL Reserve as % of Amortized Cost HFI loans), which was above the recent five-quarter average rate of 0.19% and modestly higher than management’s expected range of 0.15% to 0.20%

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First Quarter 2025 Results

NET REVENUES
($ in thousands)	1Q 2025	1Q 2024	$Variance	% Variance
Interest income	$118,739.6	$90,528.7	$28,210.9	31.2%
Interest expense - portfolio related	(75,088.2)	(55,674.5)	(19,413.7)	34.9%

Net Interest Income - portfolio related	43,652.4	34,854.2	8,798.2	25.2%
Interest expense - corporate debt	(6,142.8)	(5,380.0)	(762.8)	14.2%
Loan loss provision	(1,871.9)	(1,001.8)	(870.0)	86.8%

Net interest income after provision for loan losses	$35,637.8	$28,472.4	$7,165.3	25.2%

Gain on disposition of loans	2,834.0	1,699.1	1,134.9	66.8%
Unrealized (loss) gain on fair value loans	34,836.5	18,924.8	15,911.7	84.1%
Unrealized gain (loss) on fair value of securitized debt	(13,682.3)	(2,318.5)	(11,363.8)	490.1%
Unrealized gain/(loss) on mortgage servicing rights	(1,080.6)	444.0	(1,524.5)	(343.4)%
Origination fee income	8,679.3	4,985.7	3,693.6	74.1%
Interest income on cash balance	1,339.0	1,631.1	(292.1)	(17.9)%
Other operating income (expense)	520.9	408.2	112.7	27.6%

Total other operating income (expense)	$33,445.7	$25,775.3	$7,670.4	29.8%

Net revenue	$69,083.5	$54,246.8	$14,836.7	27.4%

Discussion of results:

•	Net Revenue was $69.1 million, an increase of 27.4% from $54.2 million for 1Q24

•	Resulting from continued strong production-driven portfolio net interest income growth, net unrealized FV gains and origination fee income

•	Total net interest income was $35.6 million, a 25.2% increase from $28.5 million for 1Q24

•	Portfolio net Interest income was $43.7 million for 1Q25, an increase of 25.2% from 1Q24, resulting from portfolio growth and consistent NPL resolution gains

•	Total other operating income was $33.4 million for 1Q25, an increase from $25.8 million for 1Q24

•	Origination fee income totaled $8.7 million, a 74.1% increase from $5.0 million for 1Q24, resulting from record loan production in 1Q25

•	Net unrealized FVO gains on loans, securitized debt and MSRs were $20.1 million, compared to a net gain of $17.1 million for 1Q24

•	Gain on disposition of loans totaled $2.8 million for 1Q25, driven mainly by loans transferred to REO

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First Quarter 2025 Results

OPERATING EXPENSES
($ in thousands)	1Q 2025	1Q 2024	$ Variance	% Variance
Compensation and employee benefits	$21,684.2	$15,357.0	$6,327.2	41.2%
Origination expense	837.7	645.8	192.0	29.7%
Securitization expenses	4,042.7	2,874.5	1,168.2	40.6%
Rent and occupancy	274.5	497.6	(223.0)	(44.8)%
Loan servicing	8,007.9	4,823.6	3,184.3	66.0%
Professional fees	1,783.1	2,115.5	(332.4)	(15.7)%
Real estate owned, net	3,029.1	2,455.3	573.8	23.4%
Other expenses	2,530.1	2,241.7	288.4	12.9%

Total operating expenses	$42,189.3	$31,010.9	$11,178.4	36.0%

Discussion of results:

•	Operating expenses totaled $42.2 million for 1Q25, an increase of 36.0% from 1Q24, primarily resulting from higher production-driven compensation expenses

•	Compensation expense totaled $21.7 million, compared to $15.4 million for 1Q24

•	Driven by commission compensation on higher production volume

•	Securitization expenses totaled $4.0 million from the issuance of one securitization during the quarter, compared to costs of $2.9 million for one securitization during 1Q24

•	Loan servicing expense totaled $8.0 million, as compared to $4.8 million for 1Q24, driven by higher servicing advance expense and portfolio growth

•	Professional fees totaled $1.8 million, a decrease of 15.7% from $2.1 million for 1Q24, driven by a reduction in legal expenses

•	REO expenses totaled $3.0 million, a 23.4% increase from $2.5 million for 1Q24, driven by $2.1 million of REO valuation losses

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First Quarter 2025 Results

SECURITIZATIONS
($ in thousands)	Securities	Balance at		Balance at
Trusts	Issued	3/31/2025	W.A. Rate	3/31/2024	W.A. Rate
2017-2 Trust	245,601	31,786	4.14%	41,610	4.06%
2018-1 Trust	176,816	23,452	4.28%	31,981	4.09%
2018-2 Trust	307,988	55,604	4.49%	74,490	4.51%
2019-1 Trust	235,580	57,696	4.13%	70,253	4.06%
2019-2 Trust	207,020	44,334	3.45%	62,467	3.44%
2019-3 Trust	154,419	44,746	3.27%	54,912	3.30%
2020-1 Trust	248,700	88,265	2.88%	101,991	2.89%
2020-2 Trust	96,352	—	—	42,088	4.57%
2021-1 Trust	251,301	146,536	1.76%	165,657	1.77%
2021-2 Trust	194,918	120,071	2.03%	141,057	2.03%
2021-3 Trust	204,205	132,082	2.47%	153,438	2.46%
2021-4 Trust	319,116	204,304	3.27%	237,277	3.25%
2022-1 Trust	273,594	207,933	3.93%	233,429	3.94%
2022-2 Trust	241,388	188,190	5.07%	205,358	5.07%
2022-MC1 Trust	84,967	6,031	6.85%	27,519	6.92%
2022-3 Trust	296,323	226,040	5.70%	251,143	5.71%
2022-4 Trust	308,357	221,499	6.21%	263,336	6.22%
2022-5 Trust	188,754	169,359	7.11%	154,783	7.01%
2023-1 Trust	198,715	148,803	7.08%	169,107	7.04%
2023-1R Trust	64,833	—	—	54,342	7.63%
2023-2 Trust	202,210	150,964	7.64%	178,713	8.24%
2023-RTL1 Trust	81,608	63,163	8.29%	81,608	7.22%
2023-3 Trust	234,741	186,260	8.04%	220,689	7.87%
2023-4 Trust	202,890	168,737	8.30%	215,821	8.32%
2024-1 Trust	209,862	172,104	7.93%	207,855	7.91%
2024-2 Trust	286,235	244,591	7.11%
2024-3 Trust	204,599	187,913	7.22%
2024-4 Trust	253,612	231,625	7.29%
2024-5 Trust	292,880	279,527	6.15%
2024-6 Trust	293,895	285,272	6.15%
2025-1 Trust	342,791	342,353	6.73%

	$6,904,270	$4,429,240	5.87%	$3,440,924	5.43%

Discussion of results

•	The weighted average rate on Velocity’s outstanding securitizations was 5.87% as of March 31, 2025, an increase of 44 bps from March 31, 2024

•

The Company completed one securitization during 1Q25, totaling $342.8 million of securities issued with a weighted average rate of 6.7%, a decrease from a weighted average rate of 7.9% for securitizations issued during 1Q24

•	Prepaid the VCC 2023-1R securitization totaling $35.6 million of debt outstanding, which released $52.6 million of marketable retained securities

•	In April 2025, the Company successfully completed two securitizations:

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First Quarter 2025 Results

•

The VCC 2025-RTL1, totaling $111.4 million of securities issued. The transaction included $59.2 million in UPB of collateral from the VCC 2023-RTL1 securitization, which was simultaneously collapsed, and $52.2 million in UPB of recently originated short-term loans.

•

The VCC 2025-2 securitization totaling $377.5 million of securities issued with a weighted average rate of 6.4%, and comprised of recently originated long-term traditional commercial and investor 1-4 rental loans

RESOLUTION ACTIVITIES
LONG-TERM NONPERFORMING ASSETS
RESOLUTION ACTIVITY	FIRST QUARTER 2025		FIRST QUARTER 2024
($ in thousands)	UPB $	Gain / (Loss) $	UPB $	Gain / (Loss) $
Paid in full	$20,589	$989	$16,563	$798
Paid current	30,563	375	27,494	164
REO sold	4,541	337	3,888	224

Total resolutions	$55,693	$1,701	$47,945	$1,186

Recovery rate on resolved nonperforming assets		103.1%		102.5%

SHORT-TERM AND FORBEARANCE NONPERFORMING ASSETS
RESOLUTION ACTIVITY	FIRST QUARTER 2025		FIRST QUARTER 2024
($ in thousands)	UPB $	Gain / (Loss) $	UPB $	Gain / (Loss) $
Paid in full	$5,341	$182	$2,496	$—
Paid current	11,845	14	2,927	25
REO sold	3,558	(37)	1,161	62

Total resolutions	$20,744	$159	$6,584	$87

Recovery rate on resolved nonperforming assets		100.8%		101.3%

Grand total resolutions	$76,437	$1,860	$54,529	$1,274

Recovery rate on resolved nonperforming assets		102.4%		102.3%

Discussion of results:

•	NPA resolutions totaled $76.4 million in UPB, realizing 102.4% of UPB resolved compared to $54.5 million in UPB and realization of 102.3% of UPB resolved for 1Q24

•	The UPB of loan resolutions for 1Q25 was modestly above the recent five-quarter resolution average of $71.9 million in UPB, but below the average gains of 103.4% of UPB resolved

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First Quarter 2025 Results

Velocity’s executive management team will host a conference call and webcast on May 1st, 2025, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to review its 1Q25 financial results.

Webcast Information

The conference call will be webcast live in listen-only mode and can be accessed through the Events and Presentations section of the Velocity Financial Investor Relations website: https://www.velfinance.com/events-and-presentations. To listen to the webcast, please visit Velocity’s website at least 15 minutes before the call to register, download, and install any needed software. An audio replay of the call will also be available on Velocity’s website after the conference call is completed.

Conference Call Information

To participate by phone, please dial in 15 minutes before the start time to allow for wait times to access the conference call. The live conference call will be accessible by dialing 1-833-316-0544 in the U.S. and Canada and 1-412-317-5725 for international callers. Callers should ask to join the Velocity Financial, Inc. conference call.

A replay of the call will be available through midnight on May 30, 2025, and can be accessed by dialing 1-877-344-7529 in the U.S. and 855-669-9658 in Canada or 1-412-317-0088 internationally. The passcode for the replay is 3542103. The replay will also be available on the Investor Relations section of the Company’s website under “Events and Presentations.”

About Velocity Financial, Inc.

Based in Westlake Village, California, Velocity is a vertically integrated real estate finance company that primarily originates and manages business purpose loans secured by 1-4 unit residential rental and small commercial properties. Velocity originates loans nationwide across an extensive network of independent mortgage brokers built and refined over 20 years.

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with United States generally accepted accounting principles (GAAP), the Company uses non-GAAP core net income and core diluted EPS, which are non-GAAP financial measures.

Non-GAAP core net income and non-GAAP core diluted EPS are non-GAAP financial measures that represent our net income (loss) and net income (loss) per diluted share, adjusted to eliminate the effect of certain costs incurred from activities that are not normal recurring operating expenses, such as COVID-stressed charges and recoveries of loan loss provision, nonrecurring debt amortization, the impact of operational measures taken to address the COVID-19 pandemic and workforce reduction costs, and costs associated with acquisitions. To calculate non-GAAP core diluted EPS, we use the weighted average number of shares of common stock outstanding that is used to calculate net income per diluted share under GAAP.

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First Quarter 2025 Results

We have included non-GAAP core net income, and non-GAAP core diluted EPS because they are key measures used by our management to evaluate our operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, we believe that non-GAAP core net income and non-GAAP core diluted EPS provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In addition, they provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain items that we expect to be nonrecurring.

These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies.

For more information on Core Income, please refer to the section of this press release below titled “Adjusted Financial Metric Reconciliation to GAAP Net Income” at the end of this press release.

Forward-Looking Statements

Some of the statements contained in this press release may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to anticipated results, expectations, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “goal,” ”position,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, or intentions.

The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions, and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to (1) general economic and real estate market conditions, including the risk of recession (2) regulatory and/or legislative changes, (3) our customers’ continued interest in loans and doing business with us, (4) market conditions and investor interest in our future securitizations, and (5) the continued conflict in Ukraine and Israel and (6) changes in federal government fiscal and monetary policies.

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First Quarter 2025 Results

Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in the section titled ‘‘Risk Factors” in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

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First Quarter 2025 Results

Velocity Financial, Inc.

Consolidated Balance Sheet

	Quarter Ended
	3/31/2025		12/31/2024		9/30/2024		6/30/2024		3/31/2024
	Unaudited		Audited		Unaudited		Unaudited		Unaudited
(In thousands)
Assets
Cash and cash equivalents	$51,676		$49,901		$44,094		$47,366		$34,829
Restricted cash	22,785		20,929		23,167		32,293		24,216
Loans held for sale, at fair value	5,008		—		19,231		—		—
Loans held for investment, at fair value	3,287,188		2,766,951		2,354,718		1,971,683		1,649,540
Loans held for investment, at amortized cost	2,322,009		2,420,116		2,526,320		2,619,619		2,727,518

Total loans, net	5,614,205		5,187,067		4,900,269		4,591,302		4,377,058
Accrued interest receivables	38,460		35,235		32,944		31,124		29,374
Receivables due from servicers	120,016		123,494		93,681		82,359		87,523
Other receivables	3,599		1,359		4,265		6,566		2,113
Real estate owned, net	83,444		68,000		62,361		50,757		46,280
Property and equipment, net	1,592		1,650		1,693		1,912		2,013
Deferred tax asset	11,051		13,612		14,501		1,144		1,580
Mortgage Servicing Rights, at fair value	12,631		13,712		12,416		12,229		9,022
Derivative assets	—		—		—		—		1,967
Goodwill	6,775		6,775		6,775		6,775		6,775
Other assets	5,296		5,674		6,308		9,566		5,468

Total Assets	$5,971,530		$5,527,408		$5,202,474		$4,873,393		$4,628,218

Liabilities and members’ equity
Accounts payable and accrued expenses	$153,475		$147,814		$140,534		$138,033		$123,988
Secured financing, net	285,294		284,833		284,371		283,909		283,813
Securitized debt, at amortized cost	1,935,746		2,019,056		2,105,099		2,228,941		2,329,906
Securitized debt, at fair value	2,459,767		2,207,408		1,749,268		1,509,952		1,073,843
Warehouse & repurchase facilities	570,025		348,082		434,027		237,437		360,216
Derivative liability	1,004		—		1,486		374		—

Total Liabilities	5,405,311		5,007,193		4,714,785		4,398,646		4,171,766
Stockholders’ Equity
Stockholders’ equity	563,187		516,944		484,636		471,323		452,941
Noncontrolling interest in subsidiary	3,032		3,271		3,053		3,424		3,511

Total equity	566,219		520,215		487,689		474,747		456,452

Total Liabilities and members’ equity	$5,971,530		$5,527,408		$5,202,474		$4,873,393		$4,628,218

Book value per share	$16.19		$15.70		$14.91		$14.52		$14.01

Shares outstanding	34,966	(1)	33,143	(2)	32,712	(3)	32,701	(4)	32,574	(5)

(1)	Based on 34,965,587 common shares outstanding as of March 31, 2025, and excludes unvested shares of common stock authorized for incentive compensation totaling 419,160.
(2)	Based on 33,142,650 common shares outstanding as of December 31, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 402,935.
(3)	Based on 32,711,910 common shares outstanding as of September 30, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 402,935.
(4)	Based on 32,701,185 common shares outstanding as of June 30, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 397,450.
(5)	Based on 32,574,498 common shares outstanding as of March 31, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 411,296.

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First Quarter 2025 Results

Velocity Financial, Inc.

Consolidated Statements of Income (Quarters)

	Quarter Ended
($ in thousands)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Revenues
Interest income	$118,740	$113,484	$105,070	$97,760	$90,529
Interest expense - portfolio related	75,088	68,484	63,871	59,188	55,675

Net interest income - portfolio related	43,652	45,000	41,199	38,572	34,854
Interest expense - corporate debt	6,143	6,143	6,143	6,155	5,380

Net interest income	37,510	38,857	35,056	32,417	29,474
Provision for (reversal of) credit losses	1,872	22	(69)	218	1,002

Net interest income after provision for loan losses	35,638	38,835	35,125	32,199	28,472
Other operating income
Gain on disposition of loans	2,834	2,784	2,291	3,168	1,699
Unrealized gain (loss) on fair value loans	34,836	(15,723)	35,530	17,123	18,925
Unrealized gain (loss) on fair value securitized debt	(13,682)	34,539	(24,995)	(4,643)	(2,318)
Unrealized gain/(loss) on mortgage servicing rights	(1,081)	1,297	(993)	(373)	444
Origination fee income	8,679	7,245	6,704	5,072	4,986
Interest income on cash balance	1,339	1,451	1,676	1,731	1,631
Other income	521	736	519	483	408

Total other operating income	33,446	32,330	20,732	22,561	25,775

Net revenue	69,084	71,165	55,857	54,760	54,247

Operating expenses
Compensation and employee benefits	21,684	20,084	17,586	16,562	15,357
Origination expenses	838	816	867	749	646
Securitizations expenses	4,043	7,103	3,186	6,232	2,874
Rent and occupancy	275	296	519	617	498
Loan servicing	8,008	6,749	5,656	5,160	4,824
Professional fees	1,783	1,477	2,305	1,718	2,115
Real estate owned, net	3,029	268	1,951	1,355	2,455
Other operating expenses	2,530	2,335	2,543	2,494	2,242

Total operating expenses	42,190	39,127	34,613	34,887	31,011

Income before income taxes	26,894	32,038	21,244	19,873	23,236
Income tax expense	8,246	11,233	5,627	5,162	5,903

Net income	18,649	20,805	15,617	14,711	17,333

Net income (loss) attributable to noncontrolling interest	(239)	218	(186)	(67)	82

Net income attributable to Velocity Financial, Inc.	18,887	20,587	15,803	14,778	17,251

Less undistributed earnings attributable to participating securities	233	253	191	182	217

Net earnings attributable to common shareholders	$18,654	$20,334	$15,612	$14,596	$17,034

Basic earnings (loss) per share	$0.55	$0.62	$0.48	$0.45	$0.52

Diluted earnings (loss) per common share	$0.51	$0.57	$0.44	$0.42	$0.49

Basic weighted average common shares outstanding	33,687	32,771	32,711	32,585	32,541

Diluted weighted average common shares outstanding	36,811	36,097	35,895	35,600	35,439

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First Quarter 2025 Results

Velocity Financial, Inc.

Net Interest Margin – Portfolio Related and Total Company

(Unaudited)

Quarters:

	Quarter Ended March 31, 2025			Quarter Ended March 31, 2024
($ in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate(1)	Average Balance	Interest Income / Expense	Average Yield / Rate(1)
Loan portfolio:
Loans held for sale	$998			$9,662
Loans held for investment	5,213,188			4,149,750

Total loans	$5,214,186	$118,740	9.11%	$4,159,412	$90,529	8.71%

Debt:
Warehouse and repurchase facilities	$433,790	8,505	7.84%	$267,559	6,392	9.56%
Securitizations	4,387,277	66,583	6.07%	3,486,173	49,283	5.65%

Total debt - portfolio related	4,821,067	75,088	6.23%	3,753,732	55,675	5.93%
Corporate debt	290,000	6,142	8.47%	261,552	5,380	8.23%

Total debt	$5,111,067	$81,230	6.36%	$4,015,284	$61,055	6.08%

Net interest spread - portfolio related (2)			2.88%			2.77%
Net interest margin - portfolio related			3.35%			3.35%
Net interest spread - total company (3)			2.75%			2.62%
Net interest margin - total company			2.88%			2.83%

(1)	Annualized.
(2)	Net interest spread — portfolio related is the difference between the rate earned on our loan portfolio and the interest rates paid on our portfolio-related debt.
(3)	Net interest spread — total company is the difference between the rate earned on our loan portfolio and the interest rates paid on our total debt.

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First Quarter 2025 Results

Velocity Financial, Inc.

Adjusted Financial Metric Reconciliation to GAAP Net Income

(Unaudited)

Quarters:

Core Net Income
	Quarter Ended
	3/31/2025	12/31/20234	9/30/2024	6/30/2024	3/31/2024
Net Income	$18,887	$20,587	$15,803	$14,778	$17,251
Equity award & ESPP costs	1,366	1,167	1,146	1,140	998

Core Net Income	$20,253	$21,754	$16,949	$15,918	$18,249

Diluted weighted average common shares outstanding	36,811	36,097	35,895	35,600	35,439
Core diluted earnings per share	$0.55	$0.60	$0.47	$0.45	$0.51

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